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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Public Accountants" incorporated by reference into this Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 33-71686) of First Fortis Life Insurance Company and to the incorporation by reference therein of our report dated February 17, 2000, with respect to the financial statements of First Fortis Life Insurance Company included in the Prospectus and Statement of Additional Information of Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 33-71686) filed with the Securities and Exchange Commission.

Minneapolis, Minnesota                                     /s/ Ernst & Young LLP
January 21, 2003